ACCESS ONE TRUST
Access VP High Yield Fund
(the “Fund”)
Supplement dated December 21, 2020
to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information
(dated May 1, 2020, each as supplemented or amended)
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This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectuses and statement of additional information and should be read in conjunction with those documents.
On December 10, 2020, the Board of Trustees of Access One Trust (the “Trust”) approved an agreement and plan of reorganization and termination pursuant to which Access VP High Yield Fund will reorganize into a corresponding newly created series within ProFunds, a Delaware statutory trust, named ProFund Access VP High Yield (the “New Fund”). The reorganization does not require shareholder approval and is expected to be tax-free for U.S. federal income tax purposes.
The New Fund will have principal investment strategies identical to those of the Fund and it will be managed by the same investment adviser and portfolio management team as the Fund.
The New Fund will have the same cost and share class structure as the Fund, including the same advisory and distribution fee rates. The reorganization will not cause any change or diminution in the level of services or resources that have been provided historically to the Fund.
The reorganization is scheduled to become effective on or about April 26, 2021 (the “Closing Date”). On the Closing Date, each shareholder will receive shares of the corresponding class of shares of the New Fund that are equal in number and value to the shares of the Fund that were held by the shareholder immediately prior to the Closing Date. On the Closing Date, the Fund will no longer be offered to the public, but investors will be permitted to invest in the New Fund as series of ProFunds and successor to the Fund.
For more information, please contact the Fund at 1-866-776-5125
Please retain this supplement for future reference
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